PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.

                                                                      EXHIBIT 10


                          CRAYOLA(R) LICENSE AGREEMENT

         This Agreement, made as of February 6, 2002, with an effective date of March 1, 2002, in Easton, Pennsylvania by and between Binney & Smith Properties, Inc. ("Licensor"), and TST IMPRESO, Inc ("Licensee").

         1.       DEFINITIONS.

         (a) Property. Those particular designs, copyrights, characters and names used in connection therewith and the trademarks set forth on Exhibit A hereto.

         (b) Licensed Products. Those particular products set forth on Exhibit B hereto and incorporating the Property.

         (c) Term. The initial term shall begin on the effective date hereof and expire on February 28, 2004. The Sell-Off Period shall be for a period of *************** after expiration of the Agreement subject to Section 13(g) hereof.

         (d)      Territory. ***************.

         (e) Advance. The Advance set forth below shall be credited against the Royalties payable and the Minimum Guaranty due and payable for the first year of the Term:

                  Upon execution -- $*********

         (f) Minimum Guaranty. For each year the Licensee will pay (1) the greater of Royalties earned on Licensees Net Sales or (2) the Minimum Guaranty set forth below:

                  Year 1: Ending February 28, 2003                 $***********
                  Year 2: Ending February 28, 2004                 $***********

                  Minimum Guarantee shall be payable as follows:


                                            Advance at Execution   $***********

                  Year 1 =                  June 30, 2002:         $***********
                                            September 30, 2002:    $***********
                                            December 31, 2002:     $***********
                                            March 31, 2003:        $***********

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                  Year 2 =                  June 30, 2003:         $***********
                                            September 30, 2003:    $***********
                                            December 31, 2003:     $***********
                                            March 31, 2004:        $***********


         (g)      Royalty.

                  Royalty shall be ****% of Net Sales (as defined in Section 4
                  (b) hereof) of all Licensed Products sold by Licensee.

         (h) Licensed Product Introduction. Licensee agrees to commence shipping the Licensed Products by ***************.

         2.       GRANT OF RIGHTS.

         (a) Licensor hereby grants to Licensee the non-exclusive right during the Term to manufacture or have manufactured for it and to promote, advertise, distribute and sell the Licensed Products throughout the Territory provided, however, that Licensor and its affiliates retain the right to manufacture or have manufactured, promote, advertise, distribute and sell the Licensed Product(s). An affiliate shall mean the parent corporation of Licensor and any corporation, which is now or later comes to be under the direct or indirect control of such parent corporation. Licensee shall have the right to manufacture or have manufactured for it Licensed Product(s) outside the Territory subject to Section 6(e) hereof.

         (b) All proprietary right and goodwill in the Property shall inure to the benefit of Licensor and not Licensee. Licensee shall acquire no property rights in the Property by reason of its use thereof, and if, by operation of law, or otherwise, Licensee is deemed to, or appears to, own any property rights in the Property, Licensee shall, at Licensor's request, execute any and all documents necessary to confirm or otherwise establish Licensor's rights therein.

         (c) Licensee shall not have the right to manufacture or sell any Licensed Products combining the Property with the name or logo of another company (other than Licensee).

         3. ARTWORK AND POSITIVES. If from time to time during the term of this Agreement Licensee should request from Licensor artwork and positives in

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                  connection with this license, such artwork and positives will be rented by Licensor to Licensee on the terms set forth on Exhibit C attached hereto.

         4.       ROYALTY.

         (a) In consideration of the rights herein granted by Licensor, Licensee agrees to pay to Licensor the Royalty. Royalties shall be computed on Net Sales with respect to each quarter, or portion thereof, during the term of this Agreement, and shall be paid within *********** after the end of each quarter (on or before July 15, October 15, January 15, April 15) and the date of termination of this Agreement. Royalty payments shall be in U.S. dollars and shall be sent to the address set forth in Section 17 hereof. All statements shall comply with the requirements set forth in Section 10.

         (b)      Net Sales shall mean *************************. For the
                  purposes of this Agreement, free Licensed Products delivered by Licensee to any of its customers and Licensed Products sold by Licensee to any of its customers with whom Licensee shall not have dealt at arms' length shall be treated as if such Licensed Products had been sold by Licensee and shall be included in the calculation of "Net Sales" at Licensee's normal selling price.

         (c) Interest at eighteen percent (18%) per annum shall be incurred on Royalties from and after the date due which interest shall not be credited against the Guaranty due and payable.

         (d) Licensee shall deliver to Licensor the non-refundable Advance upon execution of this Agreement. Such Advance shall be credited against the first dollars of Royalties and the Guaranty due and payable by Licensee to Licensor hereunder for such year.

         (e) Licensee guarantees that it shall pay at least the Minimum Guaranty in Royalties as set forth in Section 1 during each year of this Agreement. If such amount has not been paid on or before the end of the applicable year, Licensee shall, within thirty (30) days thereafter, remit to Licensor the amount of the difference between Royalties paid and the amount of said Minimum Guaranty.

         (f) All Royalties paid by Licensee shall not be refundable under any circumstances.

         5. TERM. The Term shall be as set forth in Section 1, unless earlier terminated in accordance with Sections 7 or 13 below.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


         6.       QUALITY AND APPROVALS.

         (a) Licensee warrants that the Licensed Products shall be of good quality and free of defects in design, material and workmanship and shall be suitable for their intended purpose; that no injurious, poisonous, deleterious or toxic substance, material, paint or dye will be used in or on the Licensed Products; that the Licensed Products will not be inherently dangerous to the users thereof; and that the Licensed Products will be manufactured, packaged, marketed, sold and distributed in compliance with all applicable laws and regulations and voluntary industry standards in the Territory. Licensee shall ensure that the printed copy on all Licensed Product packaging complies with all state and federal packaging and labeling requirements for such products. Licensed Products not complying with applicable laws, regulations and voluntary standards shall be deemed unapproved, even if previously approved by Licensor, and shall not be shipped unless and until they have been brought into full compliance therewith. Both before and after Licensee places Licensed Products on the market, Licensee shall follow reasonable and proper procedures for testing that the Licensed Products comply with such laws, regulations and standards.

         (b) Prior to manufacture and/or marketing and/or sale of any Licensed Products pursuant hereto, Licensee shall submit to Licensor at each stage, the concept, rough art, final artwork, prototypes and fifteen (15) production samples of each of the Licensed Products to be sold, and of the package design therefor, for Licensor's written approval as to artwork, quality, appearance, materials, workmanship and all other construction and aesthetic aspects of the Licensed Products. Licensee shall also submit to Licensor for its written approval copies of all proposed advertising and promotional materials for the Licensed Products. Any such Licensed Products or material as to which approval or disapproval is not given in writing within fifteen (15) days after receipt thereof by Licensor shall be deemed disapproved. During the term hereof Licensee shall, at Licensor's request and from time to time, furnish additional samples of finished Licensed Products to Licensor at cost to insure that the quality of the Licensed Products made pursuant hereto conforms to the samples approved.

         (c) The rights granted hereunder do not permit the sale of "seconds" or "irregulars." All Licensed Products not meeting the standard of approved samples shall be destroyed. Licensee will adopt a procedure to assure Licensor of such removal.

         (d) Licensor shall be entitled to revoke any approval previously given, by giving written notice of same to Licensee, explaining the reason for the revocation. Such revocation shall be effective as to any such Licensed Products or other materials not yet manufactured or in the process of manufacture. As to any such Licensed

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                  Products or other materials already manufactured or in the process of manufacture, Licensor shall have the right to purchase same at their Replacement Value (as defined below); however, Licensee shall have the right to complete and sell or distribute such Licensed Products or other materials unless
                  (a) Licensor exercises its purchase rights, or (b) such Licensed Products or other materials are not in compliance with the requirements of this Agreement. "Replacement Value" shall mean the out-of-pocket costs, excluding any overhead, incurred by Licensee in the manufacture of the Licensed Products or other materials, minus costs attributable to damaged or otherwise unusable items, and minus depreciation for obsolescence, if any.

         (e) In the event that Licensee desires to have another person or firm manufacture any of the Licensed Products for promotion, advertising, distribution, and sale by Licensee, Licensee shall first notify Licensor of the name and address of the manufacturer it wishes to use and obtain the execution by such manufacturer of the Manufacturer's Agreement attached hereto as Exhibit D. Licensee shall promptly forward to Licensor a copy of each such executed Manufacturer's Agreement. If any such manufacturer utilizes the Property for any unauthorized use, Licensee shall cooperate fully in bringing such utilization to an immediate halt. Licensor shall be entitled to terminate this Agreement if such a manufacturer violates the terms of the Manufacturer's Agreement.

         7. SALES EFFORTS. Licensee agrees to provide for Licensor's approval an annual marketing plan by *********** of each year including royalty forecasts and current stock numbers of Licensed Products. On a quarterly basis, Licensee agrees to provide Licensor with a ********** forecast of projected royalties on the form attached hereto as Exhibit F or similar form generated by Licensee. Licensee agrees to manufacture Licensed Products in sufficient quantity to meet the reasonably anticipated demand therefor. Licensee further agrees to promote the sale of Licensed Products and to make reasonable efforts to sell Licensed Products as widely as possible within the Territory. Licensee agrees to have commenced shipping of the Licensed Products by the date set forth in Section 1. If Licensee fails to commence shipping by such date or if Licensee fails to manufacture and sell Licensed Products in sufficient quantities to meet the reasonably anticipated demand for same, and to continually manufacture, sell, and ship same thereafter in the same fashion; then Licensor may terminate Licensee's rights hereunder for the Licensed Product by giving ************ written notice of such termination to Licensee. Licensee further agrees to create and develop a web site, which includes ideas, art and templates to support the Products in Exhibit B. Licensee agrees to allow Crayola.com to link directly to this site.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


         8.       COPYRIGHT AND TRADEMARK PROTECTION.

         (a) Licensee agrees to affix to the Licensed Products, packaging therefor, and advertising and promotional materials depicting the Licensed Products, copyright notices in the form designated by Licensor and any other notices in compliance with applicable copyright and trademark laws. The required notices shall appear on hangtags for the Licensed Products when the Licensed Products are not otherwise packaged. The size and positioning of the copyright notice shall be approved in advance by Licensor within fifteen (15) days of submission and if approval or disapproval is not received within such time period, the submission shall be deemed disapproved.

         (b) Licensee agrees to cooperate with Licensor in obtaining and preserving for Licensor copyright protection for the Property and executing all documents that, in Licensor's judgment, are necessary therefor and to maintain records (including invoices, correspondence and related material) of and, at Licensor's request, to advise Licensor with respect to, the publication dates of all adaptations, derivative works, new works and other works by Licensee utilizing the likenesses of any of the characters, scenes, or other elements contained in the Property. Licensee hereby sells, assigns and transfers to Licensor its entire worldwide right, title and interest in and to all such "new works," including, but not limited to, the copyrights thereon and Licensee agrees that, to the extent allowed by law, every such new work shall be considered a "work made for hire" for Licensor. Licensee additionally agrees when requested to do so by Licensor to register the copyrights, and obtain design registrations where appropriate, for any such new works in Licensor's name and at Licensor's expense in all parts of the Territory, which permit such registration. Licensee warrants that the use of such new works by Licensor or its licensees shall not infringe the rights of any person. During and after the term of this Agreement, Licensee shall refrain from asserting, directly or indirectly, any interest or property right in any copyrights of Licensor which are the subject matter of this Agreement, or any adaptations thereof, and which are not in the public domain.

         (c) Licensee agrees to cooperate with Licensor in obtaining and preserving for Licensor trademark protection for the names of the Property and any characters contained therein and executing all documents that in Licensor's judgment are necessary therefor and to maintain records of and, at Licensor's request, to advise Licensor with respect to use by Licensee of the name of the Property and the names of individual characters within the Property and to provide Licensor with such additional samples of said names as used on the Licensed Products, dates of first use and dates of first use in interstate commerce, (such as an invoice for shipment), and other materials and information as Licensor deems necessary to

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                  enable Licensor to apply for trademark registration for the name of the Property and characters in connection with all Licensed Products. Licensee further agrees to recognize Licensor's trademark rights in the name used in connection with the Property and the names of individual characters within the Property irrespective of whether Licensor or Licensee selects such name or names and to do nothing in derogation or dilution thereof, either during the term of this Agreement or at any time thereafter.

         9. BOOKS AND RECORDS. Licensee agrees to keep accurate books of account and records concerning all transactions hereunder, and Licensor shall have the right and on reasonable notice during ordinary business hours (at its expense), either itself or through a firm of independent certified public accountants, to examine, and to take excerpts from, such books of account and records. Said books of account and records shall be preserved and maintained by Licensee and kept available for inspection by Licensor for at least two (2) years from the expiration or termination of this Agreement and Licensee agrees to permit inspection thereof by Licensor or its independent certified public accountants during said period. If an audit reveals a shortfall of ************ or more of Net Sales in any quarter, Licensee shall reimburse Licensor for the full out-of-pocket cost of the audit, including cost of auditors for travel and actual working time.

         10. STATEMENTS. On each date Licensee makes payment of royalties to Licensor pursuant to Section 4 above, Licensee shall dispatch to Licensor two (2) copies of a written statement in reasonably specific detail, concerning the computation of royalties then due and payable to Licensor. Each such statement shall show the stock number, item description, quantity shipped, gross invoice amount billed customers, any deductible discounts, allowances, and returns, and the reportable sales of each Product and shall be in the form attached hereto as Exhibit E or similar form generated by Licensee. Receipt or acceptance by Licensor of any statement furnished pursuant hereto or any sums paid by Licensee hereunder shall not preclude Licensor from questioning the correctness thereof at any time, and if any inconsistencies or mistakes are discovered in such statements or payments, they shall be immediately rectified and prompt adjustments and corresponding payments shall be made to compensate therefor. Royalties due on Licensed Products sold in each country of the Territory shall be reported separately.

         11.      INDEMNIFICATION.

         (a) Licensee agrees to defend, indemnify and hold Licensor, its parent and affiliated companies harmless from and against any and all claims of third parties (and liabilities, judgments, penalties, losses, costs, damages and expenses resulting directly therefrom, including reasonable attorneys' fees) arising by reason of, or in

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                  connection with, any act or omission pursuant to or in breach of this Agreement by Licensee, its agents or employees, including but not limited to, claims arising out of the manufacture, distribution, exploitation, advertising, sale, use or consumption of the Licensed Products, but excepting claims of third parties in respect of the use by Licensee in accordance with this Agreement of the Property licensed hereunder.

         (b) Licensor agrees to defend, indemnify and hold Licensee, its parent and affiliated companies harmless from and against any and all claims of third parties (and liabilities, judgments, penalties, losses, costs, damages and expenses resulting directly therefrom, including reasonable attorneys' fees) arising by reason of the use by Licensee of the Property pursuant to the terms hereof.

         (c) Without limiting the foregoing indemnification obligations, Licensee agrees to maintain at its own expense, during the term of this Agreement and for one (1) year thereafter, with an insurer or insurers (rated at least A-/XII by the most current A.M. Best Publication), commercial general liability insurance including products/completed operations, blanket contractual liability, and personal injury and advertising injury liability coverage in amounts no less than Two Million Dollars ($2,000,000) combined single limit for each single occurrence for bodily injury and property damage and a ten million dollar ($10,000,000) umbrella policy, and within thirty (30) days from the date hereof to submit to Licensor a certificate evidencing such insurance, that Licensor has been named as additional insured party on said insurance and that said insurance shall be primary coverage before any other similar insurance available to Licensor. The certificate shall provide for at least thirty (30) days advance written notice to Licensor of any cancellation or change in such coverage.

         (d) Each party agrees to notify the other promptly in writing of, and to keep the other fully advised with respect to, such claims indemnified hereunder, and the progress of any legal actions relating thereto in which the other party is not a participant. Each party shall have the right to assume the defense of a claim instituted against the other party for which the party assuming the defense is obligated to indemnify the other party. In the event that a party assumes the defense of a claim against the other party, the party assuming the defense shall not enter into any compromise or settlement of the claim without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Each party shall have the right to participate at its own expense in the defense of any claim instituted against it, and, if such party does so participate, it shall not have the right to recover against the other party the costs and expenses of participation in such suit. The foregoing indemnifications shall not be deemed to entitle either

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                  party to recover against the other party for consequential damages or lost profits, whether actual, anticipated or estimated.

         12.      THIRD PARTY INFRINGEMENT.

         (a) Licensee shall promptly notify Licensor of any apparent infringement of any rights granted by Licensor to Licensee hereunder. Licensor shall have the exclusive right to institute legal action (at its own expense) against the infringer or to otherwise terminate such infringement, although Licensor shall not be obligated to do so. Licensee shall have no right to make any demands or claims, bring suit, effect any settlements or take any other action with respect to such an infringement without the prior written consent of Licensor.

         (b) The parties agree to cooperate with each other with respect to any suits or other action taken under this paragraph and to keep the other party promptly and fully advised with respect thereto.

         13.      BREACH AND TERMINATION.

         (a) Licensor shall have the right to terminate this Agreement immediately by written notice to the Licensee in the event that

                  (i) Licensee uses any unapproved artwork or promotional materials or sells or distributes or authorizes the sale or distribution of Licensed Products outside the Territory;

                  (ii)     Licensee fails to make any payment set forth in
                           Section 4 hereof and does not cure same within *********** of notice of default;

                  (iii) Licensee attempts to assign or sublicense its rights hereunder, except as permitted in Section 18 hereof;

                  (iv) any governmental agency finds that any of the Licensed Products are contaminated, defective or unsafe in any way or Licensor believes in its reasonable judgment that Licensor may be negatively impacted in publicity relating to the Licensee Product;

                  (v)      Licensee fails to maintain the insurance required by
                           Section 11; or

                  (vi) Licensee is adjudicated bankrupt, becomes insolvent, makes any assignment for the benefit of its creditors, has its assets placed in the hands of a receiver, files a petition in

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                           bankruptcy, has filed against it a petition in bankruptcy which is not discharged within sixty (60) days after its filing, or is dissolved or liquidated (in which case, Licensee, its receivers, representatives, trustees, agents, or successors shall have no right to sell, exploit or in any way deal with the Licensed Products, except in accordance with the written consent and instructions of Licensor);

                  (vii) Licensee or any third party manufacturer fails to comply with the requirements of Section 15 hereof.

         (b) If either party hereto is in material breach of any terms and conditions of this Agreement other than as set forth in subsection (a), and such party fails to cure the breach within fifteen (15) days after the date of receipt of written notice from the other party advising of the nature of such breach; or if either party breaches a provision of this Agreement after being notified in writing of a previous breach of the same provision in the same calendar year (whether the first breach was cured or not); then the party not in default shall have the right to terminate this Agreement forthwith by written notice to the party in breach.

         (c) In the event of a termination by Licensor pursuant to subsection (a) or (b) hereof, all unpaid Advances and Minimum Guaranties shall be immediately due and payable. Licensee shall be responsible for any attorneys' fees and expenses, which Licensor incurs in attempting to collect the same.

         (d) Except as provided in subsection (g) below, upon the termination or expiration of this Agreement, Licensee agrees to immediately and permanently discontinue the manufacture, sale and distribution of the Licensed Products, and to immediately and permanently discontinue use of the Property, including any adaptations thereof or designs made by others in the same style, which it is granted the right to use by virtue of this Agreement.

         (e) Termination of this Agreement pursuant to this Section shall be without prejudice to any rights, which either party may have against the other party hereto.

         (f) Subject to subsection (g) below, Licensee hereby acknowledges that its failure to cease the manufacture, sale or distribution of the Licensed Products upon the termination or expiration of this Agreement will result in damage to Licensor and to the rights of any subsequent licensee for which there is no adequate remedy at law; accordingly, in the event of such failure, Licensor shall be entitled to equitable relief by way of temporary and permanent injunctions and such other relief as any court of competent jurisdiction may deem just and proper.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


         (g) Anything herein to the contrary notwithstanding, provided Licensee is not in breach of this Agreement, in the event of expiration or termination of this Agreement, except for a termination by Licensor pursuant to subparagraphs (a) or (b) hereof, after the date of expiration or termination Licensee shall have the non-exclusive right, for the Sell-Off Period indicated in Section 1, to complete Licensed Products in process, which shall include materials in process already bearing the Property or adaptations thereof as of said date, and to promote, advertise, sell and distribute both Licensed Products in inventory remaining unsold as of, and Licensed Products so completed after, said date of expiration or termination pursuant to the terms of this Agreement including payment of Royalties related thereto. Prior to any Sell-Off Period Licensee shall have furnished to Licensor within thirty
                  (30) days after the date of expiration or termination of this Agreement an inventory, certified to be true and correct, of all Licensed Products on hand or in process. Except as specified above, products shall not be deemed to be in process of manufacture merely because raw materials are available therefor.

         (h) Upon the expiration or termination of this Agreement for whatever reason, or the expiration of any Sell-Off Period, if applicable, Licensee shall immediately either return to Licensor or destroy its remaining inventory of the Licensed Products as well as any dies, molds, negatives, plates, or other articles or implements from which the Property can be perceived or produced, other than those which have been rented by Licensor to Licensee which must be returned intact to Licensor. In the event of destruction, Licensee shall furnish to Licensor a certificate of such destruction, signed by an appropriate officer of Licensee, and Licensor shall have the right, at its election, to have a representative selected by it observe any such destruction.

         (i) In order to enable Licensor to maintain continuity of sales of the Licensed Products upon expiration or termination of this Agreement, Licensor shall have the right, notwithstanding anything to the contrary herein, to authorize another person or firm to manufacture, to show, and to solicit and receive orders for, such Licensed Products from a time *************** preceding the expiration of this Agreement, or from the time that notice is given by either party of the termination of this Agreement, whichever is sooner. Such person or firm shall not, however, be authorized to ship to its customers any of the Licensed Products so manufactured and shown until after this Agreement has expired or has been terminated.

         14. PREMIUMS. Licensee agrees that it will not use or authorize the use of the Licensed Products as premiums. As used herein, the term "premium" shall be defined as combination sales, free or self-liquidating items offered to the public in

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                  connection with the sale or promotion of a product or service, or any similar scheme or device, the prime intent of which is to use the Licensed Product in such a way as to sell products, services or business image of the user of such item. Licensor reserves all rights to the utilization of products which feature the Property in connection with any premium, give-away or promotional arrangement, fan club, charitable and/or fund-raising activity, or the like, which reserved right may be exercised by Licensor concurrently with the rights licensed to Licensee hereunder without regard to the extent to which any such rights may be competitive with Licensee or the license granted hereunder.

         15. ETHICAL MANUFACTURING. Licensee agrees that Licensee and any third party manufacturers shall comply with the following in manufacturing Licensed Products:

         (a) No child labor will be used in manufacturing, packaging or distribution. The term "child" refers to a person younger than the age for completing compulsory education under local guidelines, but in no case will any child younger than fourteen (14) years of age be employed in the manufacturing, packaging or distribution of products;

         (b) Employees will be provided with a safe and healthy workplace in compliance with all applicable laws, regulations and industry standards and ensuring at minimum adequate lighting, ventilation, access to potable water and sanitary facility and fire safety;

         (c) All employment will be strictly voluntary. No prison, forced or indentured labor will be used in the supply of materials or products, and no corporal punishment or other forms of mental or physical coercion will be used as a form of discipline of employees. All employees must have the right of free association and organization;

         (d) There will be no discrimination in hiring and or other employment practices on grounds of race, religion, disability, age nationality, social or ethnic origin, political affiliation, sexual preference, or gender;

         (e) All applicable wage and hour laws, including minimum wage, overtime, and maximum hours, and fair employment practices as defined by applicable laws and standards will be utilized. In no instance shall an employee be required to work more than sixty (60) hours per week (including overtime) on a regular basis or be required to work more than six (6) days per week;

         (f) All applicable environmental laws, regulations and industry standards; and

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


         (g) All applicable laws, regulations and standards pertaining to manufacture, pricing, sale, and distribution.

         16. WITHDRAWAL OF PROPERTY. Licensee agrees that Licensor may withdraw any Property hereunder which would infringe, or which has been claimed to infringe or which could reasonably be claimed to infringe the right of a third party, provided that Licensor purchases the Licensed Product and other materials utilizing such withdrawn Property which cannot be sold or used by Licensee at their Replacement Value as defined in Section 6(d) hereof.

         17. NOTICES. Any notice or other communication required or permitted to be given by either party hereto shall be mailed by certified mail, return receipt requested, addressed as set forth below and by facsimile. Notices or other communications mailed as herein provided shall be deemed to have been given when received or when an attempt to deliver same was made as evidenced by a duly executed return receipt.

         If to Licensor:       Binney & Smith Properties, Inc.

                               ************************

                               ************************

                               ************************
                               Attention:   ***************

                                            ***************
                               Fax:


         If to Licensee:       TST IMPRESO, Inc.
                               652 Southwestern Blvd
                               Coppell, TX 75019
                               Attention: Marshall Sorokwasz, CEO President
                               And Tammy Yahiel, General Counsel
                               Fax: (972) 462-7764

         18. NON-ASSIGNABILITY. Licensee may not assign or transfer any of its rights or obligations under this Agreement by law, change of control or otherwise without the prior written consent of Licensor.

         19. AMENDMENTS. This Agreement expresses the entire understanding of the parties hereto and replaces any prior oral or written agreements concerning the subject matter hereof; and Licensee acknowledges that it has not executed this

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.

                  Agreement in reliance upon any promise, agreement, representation or warranty not expressly set forth in this Agreement. No amendment or supplementation hereof shall be effective or binding on either party hereto unless reduced to writing and executed by the duly authorized representatives of both parties hereto.

         20. FOREIGN TAXES. In the event that the Territory includes countries outside the United States or its territories, Licensee shall withhold the amount of income or other taxes, if any, payable by Licensor and levied by governmental agencies in such countries on payments payable by Licensee to Licensor pursuant to this Agreement, and shall promptly effect payment thereof to the appropriate authority. Licensee shall transmit to Licensor within thirty (30) calendar days after such payment, official tax receipts or other documentary evidence issued by said tax authority sufficient to enable Licensor to support a claim for United States income tax credit, if any, in respect of any such taxes so paid. Licensee agrees to indemnify and hold Licensor harmless from any governmental claim due to Licensee's failure to perform in accordance with this Section.

         21. APPLICABLE LAW. The validity, construction and performance of this Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Missouri. In any dispute relating to this Agreement, the parties hereto submit themselves to the exclusive jurisdiction of the tribunals of the State of Missouri and the United States Courts within the State of Missouri, expressly waiving any venue to which they may be entitled by their present or future domiciles.

         22. NO AGENCY. Nothing in this Agreement shall be construed to make either party hereto the agent or representative of the other party and neither party shall so hold itself out nor shall either party be liable or be bound by any act or omission of the other party. This Agreement does not constitute and shall not be construed as constituting a partnership or joint venture between Licensor and Licensee, and nothing herein contained shall give or is intended to give any rights of any kind to any third person against Licensor.

         23. WAIVER. Failure of either party at any time to require the performance of any provision under this Agreement shall not affect the right of such party to require full performance thereafter and a waiver by either party of a breach of any provision of this Agreement shall not be taken or held to be a waiver of any further or similar breach or as nullifying the effectiveness of such provision.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                          BINNEY & SMITH PROPERTIES, INC.


Date                                      By
     -------------                          ------------------------------------
                                          Print Name: **************************

                                          Title: *******************************


                                          TST IMPRESO, INC.

Date                                      By
     -------------                          ------------------------------------
                                          Print Name: MARSHALL SOROKWASZ

                                          Title: PRESIDENT

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                                    EXHIBIT A

                                    PROPERTY


                              Crayola(R) trademark

                           serpentine design trademark

                            chevron design trademark

                Crayola(R) trade-dress and proprietary characters

                             Crayola(R) color names

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.



                                    EXHIBIT B

           Laser and Ink Jet paper, including specialty papers such as card stock, post cards, magnets, clings, transparencies,
                t-shirt transfers, and labels including stickers.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.



                                    EXHIBIT C


1. If artwork and/or positives are requested by Licensee from Licensor in connection with this license, same shall be rented to the Licensee at a price agreed upon in writing by both parties. Licensor shall ship the requested artwork and/or positives to Licensee F.O.B. Easton, Pennsylvania, U.S.A.

2. Licensee hereby recognizes the valuable tangible and intangible property right which Licensor has in its artwork and positives, and accordingly, Licensee agrees to maintain control at all times over any and all Licensor's artwork and positives in its possession. Licensee will submit and accounting from time to time, as requested in writing from Licensor of Licensor's artwork and positives in its possession, together with any copies thereof, and shall return them to Licensor provided they are not then in use, if and when requested to do so or shall release them to Licensor's authorized representative when requested to do so in writing by Licensor. Licensee will not make any of Licensor's artwork and/or positives available to third parties for said third parties' use, except as a subcontractor or manufacturer for Licensee.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.



                                    EXHIBIT D

MANUFACTURER'S AGREEMENT

Licensee:

Location of manufacturing facility(s)

Licensed Products:

                  The undersigned understands that Binney & Smith Properties, Inc. ("Binney") has licensed the above-named Licensee to manufacture or have manufactured for it the above-named Licensed Products utilizing certain designs and names proprietary to Binney (such products with Binney designs being referred to as ("Licensed Products"). In order to induce Binney to consent to the manufacture of the Licensed Products by the undersigned, the undersigned agrees that it will not manufacture the Licensed Products for anyone but the Licensee or sell the Licensed Products to anyone but the Licensee; that it will not manufacture the Licensed Products anywhere other than the above-named Location; that it will not (unless Binney otherwise consents in writing) manufacture or sell any other merchandise utilizing any of the same designs or names, or any substantially similar designs; that it will permit such representative as Binney may from time to time designate to inspect the activities of the undersigned with relation to its manufacture of the Licensed Products; and that whenever the Licensee ceases to require the undersigned to manufacture the Licensed Products, the undersigned will deliver to Binney or its designee any molds, plates, engravings, negatives, transparencies, or other devices used to reproduce the said designs or will give satisfactory evidence of the destruction thereof. The undersigned will cease to manufacture Licensed products for the Licensee upon receiving written notice to that effect from the Licensee or Binney. Binney shall be entitled to invoke any remedy permitted by law for violation of this agreement by the undersigned.

                           The undersigned further agrees that in manufacturing
                  Licensed Products, the undersigned agrees that it shall take reasonable steps, including having in place policies, where appropriate, to comply with the applicable laws of the United States of America relating to the following:

                           1. No child labor will be used in manufacturing,
                  packaging or distribution. The term "child" refers to a person younger than the age for completing compulsory education under local guidelines, but in no case will any child younger than fourteen (14) years of age be employed in the manufacturing, packaging or distribution of products;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                           2. Employees will be provided with a safe and healthy
                  workplace in compliance with all applicable laws, regulations and industry standards and ensuring at minimum adequate lighting, ventilation, access to potable water and sanitary facility and fire safety;

                           3. All employment will be strictly voluntary. No
                  prison, forced or indentured labor will be used in the supply of materials or products, and no corporal punishment or other forms of mental or physical coercion will be used as a form of discipline of employees. All employees must have the right of free association and organization;

                           4. There will be no discrimination in hiring and or
                  other employment practices on grounds of race, religion, disability, age nationality, social or ethnic origin, political affiliation, sexual preference, or gender;

                           5. All applicable wage and hour laws, including
                  minimum wage, overtime, and maximum hours, and fair employment practices as defined by applicable laws and standards will be utilized. In no instance shall an employee be required to work more than sixty (60) hours per week (including overtime) on a regular basis or be required to work more than six (6) days per week;

                           6. All applicable environmental laws, regulations and
                  industry standards; and

                           7. All applicable laws pertaining to manufacture,
                  pricing, sale, and distribution All applicable laws, regulations and standards pertaining to manufacture, pricing, sale, and distribution.

                  The undersigned agrees to cease manufacturing Licensed Products for the Licensee upon receiving written instructions to do so from the Licensee. Binney shall be entitled to invoke any remedy permitted by law for violation of this agreement by the undersigned.

                                                    Name of Manufacturer:

                                                    ----------------------------

                                                    Address:
                                                            --------------------

                                                    ----------------------------

                                                    By:
                                                       -------------------------

                                                    Title:
                                                          ----------------------

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                                    EXHIBIT E
                         BINNEY & SMITH PROPERTIES, INC.
                   LICENSED PROPERTY - ROYALTY REPORTING FORM

DATE                                            LICENSED PROPERTY

                             ---------------                      --------------
LICENSEE                                        ROYALTY RATE

                             ---------------                      --------------

QUARTER FOR PERIOD ENDING                       COUNTRY
                             ---------------                      --------------


                                                          UNIT       TOTAL                                  TOTAL
 PRODUCT STYLE                                 UNITS    WHOLESALE    GROSS                                   NET         ROYALTIES
   OR I.D. #       PRODUCT DESCRIPTION        SHIPPED     PRICE      SALES        RETURNS    DISCOUNTS      SALES         EARNED
 -------------     -------------------        -------   ---------    -----        -------    ---------      -----        ---------





   TOTALS

REMIT TO:                                 TOTAL GROSS SALES
                                                                  --------------
     Binney & Smith Properties, Inc.      LESS RETURNS, DISCOUNTS
                                                                  --------------
     Attn: Treasury Department            TOTAL NET SALES
                                                                  --------------
     ************************             ROYALTY EARNED
                                                                  --------------
     ************************             AMOUNT OF CHECK ENCLOSED
                                                                  --------------
                                          REVISED ADVANCE BALANCE
                                                                  --------------
SEND COPY TO:                             Y-T-D ROYALTIES PAID
                                                                  --------------
     Binney & Smith Properties, Inc.      ANNUAL GUARANTEE
                                                                  --------------
     Attn:  ************************      APPROVED BY
                                                                  --------------
     ****************************

     ****************************

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED BY [****], HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.


                                    EXHIBIT F



TO: ALL CRAYOLA LICENSEES/LICENSING AGENTS

PLEASE TAKE THE TIME TO FILL IN THE BLANKS FOR YOUR PROJECTIONS. A SEPARATE SHEET IS REQUIRED FOR EACH COUNTRY YOU ARE REPORTING SALES AND ROYALTY INFORMATION. THANK YOU IN ADVANCE FOR YOUR RESPONSE. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT ME AT *********************.



                        CRAYOLA BRAND (YEAR) PROJECTIONS
               PLEASE FAX TO: LICENSING COORDINATOR AT *********** DUE 10 BUSINESS DAYS AFTER THE END OF EACH QUARTER




COMPANY NAME
            --------------------------------------------------------------------
COUNTRY
            --------------------------------------------------------------------

                                                                              EXPLANATION OF SIGNIFICANT
                                                                                      CHANGE FROM
                                                                                    PRIOR FORECAST
        TIME PERIOD             SALES REVENUE       ROYALTY REVENUE                 (IF APPLICABLE)
        -----------             -------------       ---------------           ---------------------------


        / / TO / /
   (PREVIOUS QTR ACTUAL)


        / / TO / /


        / / TO / /


        / / TO / /


           TOTAL


COMMENTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------